UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2021

NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27038	94-3156479
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (781) 565-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NUAN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 15, 2021, Nuance Communications, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). Of the 286,094,629 shares of common stock outstanding as of May 17, 2021, the record date for the Special Meeting, 211,995,391 shares were represented at the Special Meeting (in person or by proxy), constituting 74.09% of the outstanding shares entitled to vote and a quorum to conduct business at the Special Meeting.

At the Special Meeting, stockholders of the Company (1) approved the adoption of the Agreement and Plan of Merger, dated as of April 11, 2021 (the “Merger Agreement”), by and among the Company, Microsoft Corporation (“Microsoft”) and Big Sky Merger Sub Inc., a wholly owned subsidiary of Microsoft (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into the Company with the Company surviving as a wholly owned subsidiary of Microsoft (the “Merger”) and (2) approved, by means of a non-binding, advisory vote, compensation that will or may become payable to the named executive officers of the Company in connection with the Merger.

The following are the final voting results on the proposals considered and voted upon at the Special Meeting certified by the Inspector of Election, all of which are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 17, 2021.

Proposal 1: Adoption of the Merger Agreement:
For	Against	Abstain	Broker Non-Votes
210,029,541	1,763,815	202,035	0

Proposal 2: Approval, by means of a non-binding, advisory vote, compensation that will or may become payable to the named executive officers of the Company in connection with the Merger:
For	Against	Abstain	Broker Non-Votes
207,058,540	4,058,174	878,677	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2021

NUANCE COMMUNICATIONS, INC.

By:	/s/ Wendy Cassity
Name: Wendy Cassity
Title: Executive Vice President and Chief Legal Officer